Exhibit 99.2

This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2009. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.

Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing, and/or changing regulatory or enforcement interpretations of those laws; failure to comply with the settlement agreement with the State of Arizona; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code of 1986, as amended, and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; our ability to resolve tax matters with the Internal Revenue Service and other tax authorities consistent with our reserves; mergers, acquisitions and integration of acquired businesses and technologies into our company, and the realization of anticipated financial benefits from these acquisitions; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; our ability to attract and retain qualified key employees and to manage our workforce successfully; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; catastrophic events; and management’s ability to identify and manage these and other risks.

HIKMET ERSEK

Chief Executive Officer

Strategy Overview

Welcome

Hosgeldiniz

Willkommen

OUR VISION

Western Union: The Network and Brand for Moving Money

Focus on the underserved

COMPETITIVE ADVANTAGES

Unmatched global network and strong relationships

Strong global brand

Unique consumer relationships

Anti-Money Laundering (AML) and regulatory expertise

Range of send and delivery options including cash and eChannels

UNMATCHED GLOBAL NETWORK

430,000 agent locations

200 countries and territories

Over 16,000 corridors

Strong agent relationships

Agent network for cash-in/out critical core of money movement

STRONG GLOBAL BRAND

430,000 global locations

McDonald’s: 32,000 locations

Starbucks: 16,000 locations

$200MM annual marketing spend in 2010

STRONG GLOBAL BRAND: WESTERN UNION UNPROMPTED BRAND AWARENESS

High and growing consumer awareness

Germany

India

Saudi

Arabia

Pakistan

Indonesia

2004

2007

2009

Global 81%

US 82%

Europe/CIS 81%

Middle East 77%

APAC 72%

Source: Western Union Brand Tracker

STRONG GLOBAL BRAND: KEY BRAND DIMENSIONS

Global Mean Score (Scale 1 to 10)

Western Union consistently performs on key consumer attributes for money transfer

Source: Western Union Brand Tracker

TrustWorthy

Innovative

Fast

Easy to Use

Safe and Secure

8.6

8.3

8.6

8.3

8.7

STRONG GLOBAL BRAND

Approximately 65 Million Money Transfer Senders in 2009

Canada

1MM

United States

16MM

LACA/Mex

2MM

South America

4MM

Europe

14MM

MEPA

13MM

Africa

4MM

Russia & CIS

4MM

North Asia

1MM

SSEA

1MM

Pacific & Indochina

4MM

Over 100MM additional consumers including money transfer receivers,

cash bill payment, retail money order, and other services

UNIQUE CONSUMER RELATIONSHIPS

Brand Trust Leads to Engagement with Consumers

Large consumer database

Consumers we know and recognize and can serve across channels

14MM Gold Cards

Ability to engage with consumers cost effectively and in real time

Mobile marketing, e-mailing, social media

Personalized messaging at POS: every transaction becomes an opportunity to engage and sell

AML & REGULATORY EXPERTISE

$40 million annual investment

400 colleagues / 50 cities / six continents

Global anti-money laundering (AML) and regulatory experience

Sophisticated technology

Strong regulatory relationships

Over 40 countries have unique reporting requirements

Trend toward increased regulation and oversight

RANGE OF SEND AND DELIVERY OPTIONS

Timing: Money-in-Minutes or Next Day

Payout: >120 currencies

Channels:

Western Union provides consumers choice and convenience

STRATEGIC PRIORITIES

1	Grow Retail Channels
2	Expand Electronic Channels
3	Develop Product Portfolio
4	Improve Process and Productivity

STRATEGIC PRIORITIES

Grow Retail Channels

Long-term, demographic data suggest growth in new migrant flows

Cash-to-cash share of market has been increasing

WU network expansion can drive incremental growth

New consumer opportunities exist

DEMOGRAPHICS SUPPORT LONG-TERM

NEW MIGRANT GROWTH

Median Age of Population (2010)

G7 Countries

15 years

Top 7 Inbound

Countries

Large income gaps remain between developed and developing world

The developed world is aging while surplus workers are available in the developing world

Global wealth distribution has not fundamentally changed; as job opportunities increase, migration from poorer to richer countries will expand – Global Insight, 2009

Sources: Economist Intelligence Unit, CIA Factbook

GDP per Capita (2009) 16X $2,700

$41,900

STRATEGIC PRIORITIES

Grow Retail Channels – Cash-to-Cash Share of Market Increasing

Cash-to-cash share of cross border migrant remittances have increased since 2006

Share among top 10 money transfer organizations increased 7 percentage points from 2006 to 2009

New migrants strongly prefer cash transactions

Market formalization benefits cash-to-cash model

Increased global regulatory scrutiny expected to further push formalization

STRATEGIC PRIORITIES

Grow Retail Channels – Preference for Cash Still Strong

C2B Payments and Consumer Purchases by Region

Cash remains the predominant form of consumer payment in much of the world

Source: McKinsey, “Perspectives on the Worldwide Payments Business,” Feb, 2010.

Africa

Asia

Middle East

Latin America

Europe

Pacific Rim

North America

Card

Check

Cash

Electronic 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0

<1% Other <4% Other

<4% Other

<5% Other

STRATEGIC PRIORITIES, INCREMENTAL GROWTH

Grow Retail Channels – Network Expansion

Market share highly correlated with retail distribution

Ratio of WU agents to post offices an effective barometer

Globally, 0.6 Western Union agent locations per post office today

STRATEGIC PRIORITIES

Grow Retail Channels – Network Expansion, Incremental Growth

Inbound Examples

WU network size compared to the post office

WU share of inbound remittance principal

Low Density

India

China

Pakistan

Average Density

Mexico

Argentina

Bangladesh

High Density

Philippines

Dominican Republic

Morocco

8% higher share in receive markets with high network density

Note: The data used to compute market size may not include all services that compete with Western Union, such as mail or courier services, prepaid cards, travel cards, ATM transfers and other services.

38%

12%

62%

17%

136%

20%

STRATEGIC PRIORITIES

Grow Retail Channels – New Consumer Opportunities

European retail

North American banking strategy, account-to-cash

Extend to non-migrant cross border senders

WU share nominal with non-migrant cross-border money transfer consumers (principal estimated at half the size of migrant cross-border market*)

Target gifting and emergency

Money transfer needs similar to migrants

First accessible and easy money transfer; then safety,

speed, and value

*Source: Company estimates

Note: The data used to compute market size does not include all services that compete with Western Union, including mail or courier services, travel cards, ATM transfers, and other services.

STRATEGIC PRIORITIES

1	Grow Retail Channels
2	Expand Electronic Channels
3	Develop Product Portfolio
4	Improve Process and Productivity

STRATEGIC PRIORITIES

Expand Electronic Channels

Leverage retail network, brand, compliance, infrastructure

More choice for consumers:

70% of senders have bank accounts*

New consumers: higher income, more immersed

Estimated half of cross-border remittance market principal involves at least one account/e-Channel*

Coordinated offerings, strategies

More on electronic channels from David Yates

*Source: Company estimates

Note: The data used to compute market size may not include all services that compete with Western Union, such as mail or courier services, prepaid cards, travel cards, ATM transfers and other services.

STRATEGIC PRIORITIES

Develop Product Portfolio

Prepaid

Additional service for existing consumers

650,000 cards-in-force

Scaling U.S. business; leverage brand, distribution, consumer relationships, and infrastructure to develop prepaid in international markets

More on prepaid from Stewart Stockdale

STRATEGIC PRIORITIES

Develop Product Portfolio

Business-to-Business Payments

B2B in 7 countries today, Canada largest

Large market revenue opportunity

Branding: Western Union Business Solutions

More on Business Solutions from David Yates

STRATEGIC PRIORITIES

Improve Processes and Productivity

Faster decision making, closer to consumers and agents

More efficient organization

Lifecycle approach, synchronized planning

Margin focus through constant improvement

More on productivity from Scott Scheirman

PRODUCT AND SERVICES PORTFOLIO

The 4i Process

EXAMPLES

Manage and Invest According to Lifecycle Stage

Innovate

Incubate

Implement

Improve

WESTERN UNION TODAY

Strong brand, solid base. Diversified geographic portfolio. Strong cash flow

2009: $5B Revenue

1H10

73% Retail Cross Border Money Transfer

9% Intra Money Transfer

2% Electronic Money Transfer

12% Consumer to Business

2% Business to Business

2% Other

“MATRIX” VIEW OF THE BUSINESS

Objective is to expand product and channel offerings

Product Categories / Primary Consumer Segment

Consumer Money Transfer

Cross Border + Intra

Immigrants , Mass Market / Underserved Consumers

Prepaid / Stored Value

Cards + Mobile

Mass Market /

Underserved Consumers

Business Solutions

Cross Border + Domestic

Small / Medium Enterprises Doing Business Globally

Mobile Channel

Internet Channel

Retail Channel

Current Core

WESTERN UNION TOMORROW

Retail and electronic channels

Long-term growth market

Share opportunities through network expansion, 4 P’s, new consumer opportunities, more choice

Infrastructure

in place

4 P’s

Large and growing

U.S. market

International opportunities

Stabilize existing U.S. business

Select international expansion

Large, fragmented market

Penetration and expansion opportunities

Broader money

movement opportunities

Leverage unique

consumer base

Strong brand

Diversified product & geographic portfolio

More electronic channel options

Strong cash flow, infrastructure leverage, long-term margin enhancement

MARKET OPPORTUNITIES

Source: Company estimates, Aite, Boston Consulting Group, and McKinsey Consulting.

Note: The data used to compute market size may not include all services that compete with Western Union, such as mail or courier services, prepaid cards, travel cards, ATM transfers and other services.

$ in billions

US Bill Payment

Intra-Country X-fer

Cash Remittance

SME B2B

US Bill Payment

Prepaid

Intra-Country

Other Cross-border

Electronic Channels

Cash Remittance

Today Future

Market Size-Estimated Annual Revenue Opportunity

$80 $70 $ 60 $50 $40 $30 $20 $10 $0

GLOBAL ORGANIZATION

World HQ

Regional HQ

Regional Operations Center

Regional Office

WU Labs

Silicon Valley

Denver

New York

Costa Rica

Vilnius

Vienna

Dubai

Hong Kong

Manila

Total of 129 corporate, regional, and local offices globally

Close to customers, clients, regulators, and agents

WESTERN UNION – TODAY’S SPEAKERS

STEWART STOCKDALE The Americas, Global Cards & Global Key Accounts

(Denver)

JAN HILLERED Europe/CIS

(Vienna)

JEAN CLAUDE FARAH Middle East & Africa

(Dubai)

DRINA YUE

Asia Pacific

(Hong Kong)

KHALID FELLAHI Head of Africa &

Mobile Transaction Services

(Casablanca)

SCOTT SCHEIRMAN Chief Financial Officer

(Denver)

JEAN CLAUDE FARAH Middle East & Africa

(Dubai)

DAVID YATES Alternative Channels (Denver) © 2010 Western Union Holdings, Inc. All Rights Reserved

STEWART A. STOCKDALE

President, The Americas EVP, Global Cards & Global Key Accounts

Welcome

Bienvenidos

The Americas—Update

THE AMERICAS

Population: 920M

Countries and territories: 46

Agent locations: 105,000+ (3 Brands)

North America Locations

59,000+

Mexico & Central America Locations

25,000+

South America Locations

21,000+

EXPANDING THE CATEGORY…

Deliver on the Core

Reposition Domestic Money Transfer

Win Bank Distribution Channel

Penetrate Prepaid Category

New Marketing Paradigms

Low Band Entry Point

Enter New Classes of Trade

Americas Market Principal

Traditional

Money Transfer

Expanded Money Movement

Money Transfer

Source: Global Business Intelligence Study. (International Planning & Research)

$90B

$451B

THE AMERICAS GO TO MARKET STRATEGY

Money Transfer

Money Order

Payments

Prepaid

Integrated Sales & Marketing

One Voice, One Message

Customer Profitability

Retention / Cross Sell

“Fill the Bucket” Strategy

Agent Yield by Service

SERVING CONSUMERS HOW THEY WANT IT SERVED…

Money Transfer

Money Order

Payments

Prepaid

FILL THE BUCKET STRATEGY…

Money Transfer

Money Order

Payments

Prepaid

Grocery

Stores

Check Cashers

Independents

Banks

C-Stores

Dollar

Stores

Western Union®

Services

EXAMPLE OF “FILL THE BUCKET” BANKS PROVIDE ACCESS TO MILLIONS OF CUSTOMERS

Integrates Money Transfer & Payments

Recent signing of KeyBank

Increasing demand for Account Based Services

Western Union has more than 100 bank agent relationships across the Americas

Banks

ONE VOICE, ONE MESSAGE

Customer Retention, Trial and Acquisition

Retain Existing & Attract New Users

Money Transfer

Money Order

Payments

Prepaid

Integrated Marketing, Public Relations & Social Media

Mainstream marketing

Talent and testimonials

Consumers preference

Direct response

Customer Relationship Management

Return to Growth

Launch in Q4 2009

Growth Across All Principal Bands

Money Transfer

U.S. REPOSITIONING – DOMESTIC MONEY TRANSFER

U.S. Domestic Money Transfer Remains a +30% Margin Business

Q4

Estimate

U.S. LOW BAND OFFERING OPENED DOOR FOR PREPAID

Expanded Usage from Emergency to Casual / Gifting / Prepaid

Generate incremental revenue

Strengthen existing customer relationships

Drive new customer acquisition

Extend Western Union brand to broader audience

U.S. REPOSITIONING HAD A HALO EFFECT ACROSS OUTBOUND CORRIDORS

Transaction Growth

National positioning and promotion

Consumer cross over

Improving trends

Gaining share

Money Transfer

EUROPE & CIS

Improving trends vs. Banco de Mexico

Optimization of in country network for cash out

3	Brand strategy addressing premium vs. value consumer segments

Addressing regulatory environment

U.S. TO MEXICO

Mexico

Transaction Growth Rates

INTEGRATION OF THE PAYMENTS BUSINESS

Primarily Serving the Americas Market

Opportunity to Leverage Cost Structure

Synergy with Money Transfer

Sales Force

Marketing

Agent Base

Consumer Cross-Over

Money Transfer Money Order Payments Prepaid

EXPAND THE REACH IN THE U.S. PAYMENTS MARKET

Leader in the “Urgent” Segment of C2B Bill Payments

Grow Walk-in Payments under Western Union Brand

Expand Electronic Services:

New Industry Verticals

New Consumers

Strategic Distribution Partnerships

Source: McKinsey U.S. Payments Map, 2009—2014, Release Q2-10

Payment Transactions, 2009

Category

Where We

Play Today

Strategy

Grow the Core Payments Business

Provide Small & Medium Business

Solutions

A LEADER IN THE “SAME-DAY” PAYMENTS INDUSTRY

Western Union® services approximately 4,000 U.S. Billers across multiple industries

Auto Finance

Insurance

Mortgage

Telecom

Utility

Western Union completed 415 million

bill payment transactions in 2009

Payments

U.S. PAYMENTS CURRENT MARKET CATEGORY

Grow the Walk-in Payments Business Under Western Union® Brand

Expand Electronic and Online Banking

EXPAND THE REACH IN THE U.S. PAYMENTS MARKET

Credit Card

Servicing

Government

Health Care

Universities

Small & Medium

Billers

Auto

Finance

Financial

Services

Insurance

Mortgage

Prisons

Utility

Expanding into Broader Payments Alternatives…

OTHER KEY MARKETS FOR THE AMERICAS…

Activate Mobile to Cash service access to 20 million subscribers

Expand alternate channels and drive ubiquitous distribution

Bank License granted September

Go to Market as a “Local Player”

Multi-product / Multi-channel

Multi-product / Multi-channel

Expand Payments in key markets

Alternate channels to drive growth and consumer choice

Canada

Brazil Argentina

IN SUMMARY…

The Integrated Americas

…On a New Track To Growth

AMERICAS RETURN TO GROWTH STRATEGIES…

Expand Core Retail & Increase Yield

Continue Momentum in Banking Channel

Drive Account Based Solutions

Grow the Prepaid Business

Launch Mobile Offering in Key Markets

Explore Broader Payments Market for Consumers & Businesses

© 2010 Western Union Holdings, Inc. All Rights Reserved

JAN HILLERED

Senior Vice-President, Europe & Commonwealth Independent States (CIS)

Welcome

Välkomna

Willkommen

Bienvenue

Europe & CIS

Increasing Growth Momentum

EUROPE & CIS

880 million population

54 countries

~200 agents

146,000 agent locations

Over 20,000 locations enabled for cash-to-mobile

Remittance Market:

Cross-border $160 billion

80 MILLION MIGRANTS: GROWTH POTENTIAL

Americas

13%

European Union

28%

Eastern Europe & CIS

15%

Middle East & Africa

33%

Asia Pacific

11%

EUROPE & CIS: GROWTH POTENTIAL

Romania

Domestic Transactions

(and YoY growth)

EUROPE & CIS: GROWTH POTENTIAL

Western European Remittances

Russia

U.S. Remittances

EUROPE & CIS: GROWTH POTENTIAL

Remittances to former Soviet Union

Russia

UNRIVALED DISTRIBUTION WITH ROOM TO GROW

Expand retail money transfer

Recent EU regulation allows new retail networks in previously restricted countries

Key opportunities in major markets (e.g. France & Germany)

Opportunity to target under-served segments with greater choice and convenience

Estimate contribution of 1% to global revenue growth in 2011

Transactions by class-of-trade

LEVERAGING ALTERNATIVE CHANNELS

Expanded choice for current consumers, improved access for new consumers

More banking partners

Easier IT solutions

More countries with

Online transaction capability

Improved customer experience

24/7 telephone access

Expand to more countries

Activate more cash-to-mobile locations

Account Based Money Transfer (ABMT)

Garanti Bank, Turkey

Amongst top 5 Turkish banks

Over 1.5 million internet banking customers

7.7 million customers

Since ABMT launch (May 2009)

Already 3% of Western Union country share

New consumer segments

Growing outbound business

Garanti

Transaction Direction

Inbound

Outbound

Turkey Total

Garanti ABMT

WESTERNUNION.COM in EUROPE & CIS

2010 transactions growing at over 60% YTD

Growth drivers

Building channel awareness

Improved consumer experience

Expanding on-line payment methods

Affiliate programs

New country site launches

New consumer segments

ENHANCING BUSINESS PROCESSES AND PRODUCTIVITY

Lower Agent commissions

Leverage efficiency benefits of FEXCO acquisition

Create back-office efficiencies via new European Regional Operations Center (Lithuania)

EUROPE & CIS: INCREASING GROWTH MOMENTUM

New customer segments

More retail locations in key markets

Leverage of westernunion.com

Expansion of Account Based Money Transfer

Continuous productivity improvements

© 2010 Western Union Holdings, Inc. All Rights Reserved

JEAN CLAUDE FARAH

Senior Vice President Middle East & Africa

Bienvenue

WELCOME

Middle East & Africa—Update

MIDDLE EAST & AFRICA

REGIONAL COVERAGE

1.4B Population

63 Countries

~400 Agents

CHARACTERISTICS OF MIDDLE EAST & AFRICA

Over 68% of world oil reserves

Remittance market size of $100B+*, including inbound and outbound

Saudi Arabia – 3rd largest outbound remittance market

Economies relying on remittances

Gulf States are primarily Outbound

*Source: World Bank

WESTERN UNION IN MIDDLE EAST & AFRICA

Deep understanding of our remittance markets

Ethnic marketing expertise

Diversified presence

banks - post offices -

exchange houses - entrepreneurs

Prominent Agent partners

Strong regulatory ties

High & growing brand awareness

Regional presence – Staff and Offices

DRIVING GROWTH

PRODUCT

Channels & Choice

PLACE

Network Ubiquity

PROMOTION

Delivering our brand

PRICE

The right value proposition

POSITIONING CASE STUDY: SAUDI ARABIA TO INDIA

Rapidly growing economy

Dependent on migrant labor

Approximately 1.8M Indian migrants

Family support – a key priority

DAMMAM

RIYADH

JEDDAH

POSITIONING CASE STUDY: SAUDI ARABIA TO INDIA

Harnessed the opportunity

Created the right value proposition

Engaged in direct ethnic communication

39% Transaction

CAGR

ENHANCING PROFITABILITY

Optimizing our Agent commission structures

Develop flexible Agent performance and incentive models

Inline with evolving market dynamics

Improve profitability

ENHANCING PROFITABILITY

Agent Commission Rates as a % of Revenue

38% Transaction CAGR

11% Transaction CAGR

SAVING

2%

SAVING

5%

Middle East Africa

2006

2007 2008 2009

MIDDLE EAST & AFRICA – GROWTH DRIVERS

Long-term economic growth

Resurgence of emerging markets

New investments in projects

Pickup in new & intra regional migration

© 2010 Western Union Holdings, Inc. All Rights Reserved

Western union is well positioned to capitalize on regional economic rebound

DRINA YUE

Managing Director and SVP, Asia Pacific

Welcome Asia Pacific—Update

APAC SNAPSHOT

?World Population: 6.8 Billion

?APAC 3.6 billion

?Agent Locations: 150,000+ ?43 countries and territories ?>200 agent relationships

?Bank 55% Post 11%

Financial services 10% Retail 6% Travel and Transport 4% WU Primary business 3%

WORLD’S TOP 4 RECEIVE MARKETS—3 ARE IN ASIA

*Remittance market share – World Bank Migration and Development Brief April, 2010

WORLD'S TOP 4 RECEIVE MARKETS - 3 ARE IN ASIA



CHINA

- $48b* remittance market
- Agent locations: ~25,000
- Brand awareness (key receive provinces) - avg. 45%

INDIA

- $49b* remittance market
- Agent locations: ~61,000
- Brand awareness of 90%+

PHILIPPINES

- $20b* remittance market
- Agent locations: ~7,000
- Brand awareness of 85%+

*Remittance market share – World Bank Migration and Development Brief April, 2010

WESTERN UNION | INVESTOR DAY 2010

APAC INBOUND: INDIA

?Key corridors:

?Middle East (Saudi Arabia, UAE, Oman), USA, Australia, UK

?60,000th agent location activated this quarter

APAC INBOUND: CHINA

?Key corridors:

?USA, Angola, Russia, Canada, France

?Doubled agent relationships in one year -total 8

?5 regional city bank agents – corridor specialists

APAC INBOUND: PHILIPPINES

?Key corridors:

?USA, Canada, Middle East (UAE, Saudi Arabia, Qatar), Australia

APAC – GROWTH

?Strong growth potential

?Steady revenue growth ?Serve the underserved ?Focused strategies

?Network: Expand

?New Channels: Electronic initiatives ?Cost: commission optimization

?Marketing: Expert ethnic corridor connections

APAC INTRA-REGION: AUSTRALIA

?Key corridors:

?India, Philippines, Thailand, China, Indonesia, Malaysia, New Zealand/Isles

APAC INTRA-REGION: MALAYSIA

?Key corridors:

?Indonesia, Philippines, India, Vietnam

APAC – INTRA

?Emerging intra APAC dynamics

?1/3 of APAC revenue contributed by APAC intra-region (and DMT)

?DMT strong growth

?Philippines: 17% CAGR* Transactions ?Indonesia: April activation has seen tremendous growth; 154%+ Transactions ?Well-positioned to offer DMT

*CAGR 09 VS 06 / + YTD 2010

JAPAN: THE OPPORTUNITY

?Official remittances: Money Transfer License $4B* (Outbound + Inbound) ?Historically limited presence ?First non- bank entity to offer international cash-to-cash money transfers, under new laws ?Launched 20 Travelex agent locations

?More locations to be launched

?Seven Bank – 24/7 Western Union Money Transfer® Services – 14,000 ATMs beginning in 2011

Registered foreign residents 2.2 m

(in descending population order):

1) China

2) Korea

3) Brazil

4) Philippines

5) Peru

6) USA

*The Bank of Japan -2008

JAPAN: SEVEN BANK ATM VIDEO SAMPLE PLS HOTLINK

APAC POISED FOR GROWTH

Core cash-to-cash – serve the underserved

?Network expansion ?Market share growth

New channels – capability

Account-based Money Transfer:

Current: Malaysia New: Korea, India, Thailand MOBILE: ??Malaysia—Maxis ??Philippines—Globe and Smart WU.com ??Australia

© 2010 Western Union Holdings, Inc. All Rights Reserved

DAVID YATES

Executive Vice President,

Alternative Channels

Welcome

Céad míle fáilte

Willkommen

Benvenuti

Bienvenue

Electronic Money Transfer

WESTERN UNION:

The network and brand for moving money

ELECTRONIC MONEY TRANSFER

Opportunities

?Core cash-to-cash retail money transfer fueled by demographics, migration ?Electronic money transfer fueled by consumers moving up the lifecycle (in tenure, income, banked status) ?Account-based money transfer (cash-to-account, account-to-cash) complementary to cash-based business ?Estimated that half of the cross border remittance principal market involves an account or electronic channel on at least one end of the transaction

Consumer Lifecycle

Natural Progression

MAINSTREAM POPULATION HAS HIGH INTEREST IN A2C Non-Migrant Cross-Border Senders

37% 37% 38% 39% 36% 30% 46%

Source: Western Union Indigenous population surveys 2010

ELECTRONIC MONEY TRANSFER OPPORTUNITIES Key Initiatives

1. Increase consumer choice

2. Self-service

3. Extend reach to consumers with accounts

4. Extend reach through third parties: plug and play

DIRECT SALES: WESTERNUNION.COM ROLLOUT

DRIVE ACCOUNT-BASED MONEY TRANSFER

A Global Presence

ACCOUNT-BASED MONEY TRANSFER

How it Works

ACCOUNT-BASED MONEY TRANSFER: HOW IT WORKS

ACCOUNT-BASED MONEY TRANSFER: HOW IT WORKS

PROVIDE AN OPEN INNOVATION PLATFORM

?Potential Examples:

?Western Union widget on a blog that facilitates payments across borders. Small companies can utilize it to tap into our payment platforms ?Integrate gift-card sites with Western Union’s open platform to offer cash or ‘WU prepaid cards’ as a gift. The unique combination of allowing the sender to buy the gift online and have the receiver pick up at any of our 430,000+ locations is a great value-add

COMPETITOR MODELS

?Challenging for mobile, card networks to replicate cross-border money transfer on their own

Technology is just one step in the system

Trusted brand

Cash in/out

AML compliance

Multi-currency payout

Inter-operability

RANGE OF DELIVERY OPTIONS

?Timing: Money-in-Minutes or Next Day

?Payout: >120 currencies

Channels

© 2010 Western Union Holdings, Inc. All Rights Reserved

KHALID FELLAHI

SVP, Global Head Mobile Transaction Services

Welcome

Bienvenidos

Marhaba

Akwaaba

Mobile Transaction Services Update

MOBILE MONEY INDUSTRY STATUS

Acceleration of Mobile Money initiatives Primarily Mobile Network Operators (MNOs)

30 M to 50 M users for Mobile Money, primarily domestic Still early days, but proof of concept

Smart, Globe, Safaricom, MTN, Airtel/Zain

160 140 120 100 80 60 40

20

0

Y2008 Y2009 Y2010

Emerging Economies

Developed Economies

Number of Initiatives

Source: Juniper research report Q4 2009

MARKET DYNAMICS

?Depending on regulations, MNOs or Banks key partners ?Africa, Middle East, Asia expected to remain hotspots

Source: WU – Business Intelligence Mobile research

MOBILE MONEY FORECASTS

By 2014

?Up to $40-50bn forecast for cross-border mobile money transfer

?Western Union well positioned

?Intra-country mobile money transfer and domestic payments potentially 4-5x larger than cross-border

?Market still dominated by emerging economies

?However, appeal developing for cross-border money transfer users in developed economies

Source: Juniper research report Q4 2009

WU STRATEGY

Build relationships with Banks, Mobile Network Operators (MNOs) and independents to enable mobile-based transactions.

Western Union on Mobile Banking

Western Union on

Mobile Wallet

Banks

??Service banked consumers using the mobile channel ??Expansion in line with our account-based/ multi-channel strategies ??Example: ABSA Bank South Africa

MNOs

??Primary focus un-banked consumers ??Reach underserved receivers ??Example: Safaricom / M-PESA Kenya mobile users

Video Window

SERVICES

Western Union is the largest international branded send/payout network for Mobile

Mobile Send

Sender uses mobile wallet as source of funds. Receiver payout in cash, mobile, or bank channels.

Mobile Receive

Funds directed by Sender (Push or alternatively by the Receiver (Pull) to the wallet or account

NEW PRODUCT DEVELOPMENT

WU® Money Transfer Mobile apps

Direct Consumer

Core Money Transfer

Primary target markets

North America & Europe

WU Yellow Phone

Mobile Wallet / Prepaid

Core Money Transfer

Primary target markets, Emerging countries

Transfer Funds

P2P Customers

Transfer Funds

P2P Customers

ENABLERS

?Gateway & certification Program allowing world-class m-Wallet platforms to connect to Western Union ?Quick scalability and easy integration as m-Wallets and Mobile Banking is deployed

Mobile Network Operators/ Carriers

Financial Institutions

WESTERN UNION COMPETITIVE ADVANTAGES

WU ® Mobile leverages the same trusted platform used at 430,000 agent locations

Western Union Money Transfer® service endorsed by the GSM Association

MOBILE MONEY FINANCIALS

Revenue per transaction comparable to cash-to-cash

?On average smaller transactions ?But, more frequent

Expect lower cost of distribution

$25 $20 $15 $10 $5 $0

UK to Kenya—Average Revenue per Transaction

US $0-50 US $50-100 US $100-200 US $200-300 US $0-300

Cash to Cash Mobile

Mobile money transfer is a profitable channel

Source: Selected example on UK to Kenya

ACHIEVEMENTS TO DATE

?70K locations active for directed transfers in 25 countries, westernunion.com activated in 5 countries

?10 agreements in place

?5 deployments active in 4 countries: Philippines, Kenya, Malaysia, South Africa ?5 more countries in progress ?6 mobile operator-centric, 4 bank-centric ?Over 100 M potential connections to subscribers/accounts

Western Union leading the number of cross border initiatives in multiple geographies

CONCLUSION

?Mobile Money is accelerating and shows great potential

?3-5 year opportunity

?Western Union has built

?The Mobile technology platform

?Partnerships with key players

?Western Union is positioned to play at the center of the Mobile channel

WESTERN UNION IS LEADING THE WAY FOR MOBILE MONEY TRANSFER

© 2010 Western Union Holdings, Inc. All Rights Reserved

THANK YOU

STEWART A. STOCKDALE

President, The Americas

EVP, Global Cards & Global Key Accounts

Welcome

Bienvenidos

The Prepaid Business

PREPAID IS A SIGNIFICANT GLOBAL OPPORTUNITY

Delivering on the Brand Promise & Extending the Reach to the World’s Underserved Population

Source: MasterCard, Boston Consulting Group 2010 Market Sizing Study

$1 Trillion

Global Principal

PREPAID STRATEGY AT WESTERN UNION

?Gain Scale in the U.S.

?Aggressive distribution with direct, online, and retail channels

?Access New Classes of Trade

?In-lane solutions bypass need for traditional guest services

?Enter Select Global Markets

?Direct Program Management & Agent Partnerships

?Adapt product to local markets (payroll card / remittance card)

?Globalize Reload Network

?U.S. Network over 47,000 agent locations

?South America Network over 6,000 agent locations

PREPAID IS COMPRISED OF TWO LINES OF BUSINESS

Card Programs

Manager of Card Programs in Market “Fee Friendly” offerings Leveraging 14M Gold Card base Co-branding programs

Reload Network

Provide reload capability for Cards &

Wireless top up for prepaid providers

Today, 53,000 locations for cash load

Premier Prepaid Program & Leading Reload Network

PREPAID PRODUCT LINES

Prepaid Products

General Purpose Reloadable (GPR)

Money Remittance Card

Payroll / Government Cards Consumer Gift Card Incentive Prepaid Money Transfer “goCASH”

Target Consumer Segments

?Underserved / Underbanked ?Not targeted by banks ?Budgeting Tool ?Loyalty Card members

?Involves money transfer Receiver ?Underserved / Underbanked ?Uses Western Union frequently

?Need for salary payout

?High percentage of consumers in labor market ?Replacement for paper check disbursements

?Need to send the gift of money ?Both online and offline ?Banked, middle class consumer

?Organizations of all sizes

?Use for incentives, thank you, congratulatory and other reasons

?Traditional money transfer users – In Lane offering ?No need for Guest Services ?More mainstream consumers

PREPAID DRIVING THE CUSTOMER RELATIONSHIP

Payments

Transactions

Mobile Transactions

SME

Intra Money Transfers

Cross Border Transfers

wu.com Transactions

Customer Relationship Foundation

Extending the Consumer Life-Cycle Frequent Brand Interaction Cross Sell Strategies

PREPAID MONEY TRANSFER goCASHSM SERVICE DRIVING NEW DISTRIBUTION

Purchase Process

Redemption Process

U.S. PREPAID GAINING SCALE…

Signing new and existing retail

Accelerate retail expansion with strategic partnerships

Direct Response

TV Advertisement

Direct Mail

Online / westernunion.com

GLOBAL PRIORITY MARKETS

United States

General Purpose Reloadable goCASHSM Gift

8M Gold Cards

Europe

?General Purpose Reloadable ?goCASH

?Gift

?1.5M Gold Cards

United Arab Emirates

?General Purpose Reloadable ?Payroll Cards ?500K Gold Cards

Brazil

?General Purpose Reloadable ?Receiver Card ?goCASH

Canada

?General Purpose Reloadable ?goCASH

?Gift

?1M Loyalty Members

Philippines

?General Purpose Reloadable ?Receiver Card ?1M Gold Cards

Mexico

?General Purpose Reloadable ?Receiver Card ?Gift

SOURCES OF PREPAID REVENUE

Card Programs

??Card Fee Revenue

??Money Transfer Load Fee Revenue

??Interchange Revenue ??Breakage ??Float

??Gift / Incentive Card Sales Revenue

Reload Network

??Consumer Reload Fee Revenue

??Prepaid Card Issuer Fee Revenue

??Wireless Top Up Provider Fee Revenue

Expect Prepaid Business to Generate Margins Consistent with C2C Business

PREPAID METRICS

Card Programs

650,000

Cards-in-Force

10,000

Locations Card Sales

1.1 Million

Card Loads YTD

52,000

Locations Reload

230

Reload Relationships

Reload Network

4

Countries

$240 Million

Principal Loaded YTD

Build Program Scale Focus on Acquisition & Activation Gain Key Learnings

Focus on Long Term Customer Relationship

CAPTURING OUR SHARE OF THE MARKET…

?Large and Growing Market ?Logical Extension of Core Services:

?Money Movement ?Gifting ?Paying Bills

?Global Footprint, Brand & Capabilities

?Speed to Market

?Relationships to Enhance Distribution

Western Union is Uniquely Positioned $24M to Win Share & Grow the Category…

© 2010 Western Union Holdings, Inc. All Rights Reserved

DAVID YATES

Executive Vice President,

Alternative Channels

Welcome

Céad míle fáilte

Willkommen

Benvenuti

Bienvenue

Western Union

Business Solutions

EXTENDING OUR BRAND TO BUSINESS CUSTOMERS

OPPORTUNITY

Cross-border foreign-exchange business payments

CUSTOMERS

Small/Medium Enterprises (SMEs):

10-500 employees

$2M to $50M revenue

$2k to $50k typical payment

NEEDS

Better service than main alternatives today

Treated as retail account despite SMEs’ commercial needs

Competitive price

SPONTANEOUS AWARENESS

Providers for International Payments (SME Market)

Thinking about the ways you can send international payments, what is the FIRST payment provider that comes to your mind? And 2nd? And 3rd?

United States

Mentioned as: 1st 2nd 3rd

Bank (no name) 28% 8% 9% Western Union 8% 13% 6% Chase 7% 3% 5% Bank of America 5% 6% 4% Credit Cards 5% 6% 9%

Canada

Mentioned as: 1st 2nd 3rd

Bank (no name) 18% 9% 6% Western Union 13% 14% 10%

Royal Bank of Canada 6% 3% 4% Checks / Drafts 3% 11% 9% Credit Cards 2% 7% 8%

France

Mentioned as: 1st 2nd 3rd

Bank (no name) 24% 9% 9% Western Union 21% 11% 7% BNP 3% 5% 4% HSBC 2% 2% 2% Société Générale 2% 4% 1%

Italy

Mentioned as: 1st 2nd 3rd

Bank (no name) 36% 12% 14% Bank Online 14% 8% 6% Western Union 9% 7% 7% Post 6% 14% 14% MoneyGram 5% 8% 3%

Australia

Mentioned as: 1st 2nd 3rd

Bank (no name) 19% 11% 9% Western Union 12% 15% 6% ANZ 5% 5% 6% Westpac 5% 6% 3%

Credit Cards 3% 5% 8%

Source: The Marketing Lab; quantitative research study for Western Union; June 2010

GLOBAL SME CROSS-BORDER REVENUE OPPORTUNITY: US$24 BILLION

Market revenue opportunity in millions

7000 6000 5000 4000 3000 2000 1000 0

United States Canada APAC Europe All Other Existng Markets

Top ~15 countries account for 75% of revenue opportunity

Significant opportunity to expand into small number of countries

Continue branch expansion in US, UK

New branches in

Germany, France, Brazil, Hong Kong, select EU countries Online expansion to top 20 markets Partnerships will be key in China, Japan, India

Western Union Today

Presence Strong Presence

TYPICAL TRANSACTION

Buyer

Buyer’s Bank

Correspondent Bank

Correspondent Bank

Beneficiary Bank

Flow of Funds

Customer Contact/ Information Exchange

Buyer’s Currency

Custom House

Seller’s Currency

MAJOR PAIN POINTS

Transaction ordering process through banks can be cumbersome and lengthy, with poor customer service.

Cross-border payments pass through several intermediaries, causing delays in delivery. Numerous handoffs drive high error rate in processing actual payments.

Manage customers’ FX risk in international payments.

HOW CUSTOM HOUSE SOLVES THEM

A global network of branches dedicated to exceptional customer service Same-day notification, next-day delivery: experts in payment delivery Online channel with intuitive customer interface: 24/7 global service Network of domestic bank accounts in 34 countries: process transactions directly

TYPICAL TRANSACTION REVENUE STRUCTURE

Western Union® Business Solutions generates spread between FX supplier (global banks) pricing and the rate quoted to customer Also targeting fee-based opportunity for SME business payments Illustrative transaction:

?Customer purchasing US$30,000 ?Typical spread 50 to 100 basis points

KEY GROWTH STRATEGIES

Leveraging our Core

#1 – Selectively expand direct channel

#4 – Add Cash and Stored Value Products

#3 –Integrate online platform with wu.com

#2 – Pursue indirect channels more aggressively (WU Agents/Partners)

Agent Network

Bank Foundation

Accounts, Funding and Disbursement

COMPLEMENTARY ASSETS / CAPABILITIES WILL ACCELERATE GROWTH IN THE BUSINESS SEGMENT

Brand

Strong brand recognition of Western Union as an international payments provider Key brand attributes critical in this space; speed, accuracy, reliability

Western Union Presence

Western Union brings reputational strength, presence needed to expand to larger corporate customers Western Union has liquidity to invest in new products, geographies, channels

Infrastructure

Combined companies bring critical technology assets together Customer authentication, international payments, settlement network, customer accounts

Distribution

Western Union adds cash options for Business Solutions customers (C2A, A2C) through its vast network of agent locations Business Solutions adds international A2A capabilities to sell across all business customer segments (VSE, SME, corporate, aggregators)

© 2010 Western Union Holdings, Inc. All Rights Reserved

SCOTT SCHEIRMAN

EVP and CFO

Financial Overview

Welcome

ESTIMATED 3RD QUARTER REVENUE RESULTS

Consolidated (YoY % Change)

3% 3% 3% 2%

1% 1%

1Q10 2Q10 3Q10(e)

GAAP Constant Currency

C2C (YoY % Change)

3% 3% 2% 1%

0% 0%

1Q10 2Q10 3Q10(e) GAAP Constant Currency

Global Business Payments (YoY % Change)

9%

4% 4%

-7% -8%

-10%

1Q10 2Q10 3Q10(e) GAAP Excl Custom House

See appendix for reconciliation of Non-GAAP to GAAP measures.

ESTIMATED 3RD QUARTER TRANSACTION RESULTS

International

(YoY % Change)

10% C2C segment transaction growth

C2C regional transaction growth rates

generally consistent with Q2

Affirm 2010 full year outlook

Domestic

(YoY % Change)

Mexico

(YoY % Change)

FINANCIAL OVERVIEW

CFO PRIORITIES

?Support growth strategies

?Improve processes and productivity

?Margins

?Cash flow generation and utilization

SUPPORT GROWTH STRATEGIES

?Investment in business and M&A

?Strategic

?Cash-on-cash returns

?Maximize profit generation

?Fund long-term growth (incubation, innovation) ?Improve returns

?Pricing strategies

?Elasticity testing; drive long-term profitability

PRICING EXAMPLE

Country X Corridor Repositioning

Revenue (Indexed to 100)

130

125

120 118

110 113 100 100 Pricing investment =

90 9% of revenues country’s 80

Year 1 Year 2 Year 3 Year 4

Transactions (Indexed to 100)

200

194

180

160 167

140

118

120 100

80 100

Year 1 Year 2 Year 3 Year 4

Country X Corridor 50% Operating Margin

43%

42% 40%

40%

30%

20%

Year 2 Year 3 Year 4

IMPROVE PROCESSES AND PRODUCTIVITY

?Productivity Objectives

?Reduce costs

?Increase efficiency and customer satisfaction ?Support strong margins and business investment to drive growth

?Productivity office established

?May 2010 restructuring

?$50 MM annual savings by 2012

Procurement

Centers of Excellence

AREAS OF OPPORTUNITY

Commissions

Marketing and Sales Effectiveness

COMMISSIONS

?Five year contracts, in third year of commission optimization program

?Renewals and new agents signed at lower rates

?Generated strong savings

?Large international agent renewal example

?WU agent for more than 10 years

?Growing annuity stream – transactions up 2x since time of prior renewal

?Commissions reduced by over 300 bps in Year 1 of new contract, scales to over 500 bps savings in year 5 of new contract

MARGIN DRIVERS

?Revenue growth leverage on fixed costs

?Commissions: renewals and new signing initiatives ?Productivity and efficiency initiatives ?Investments ?Product, business model and corridor mix ?Foreign exchange

BUSINESS MODEL

2009

2009 GAAP Adjusted* % Revenue*

Revenue $5.1B $5.1B 100.0% Cost of Services $2.9B $2.9B 56.6% SG&A $0.9B $0.8B 16.8% Operating Income $1.3B $1.4B 26.6%

% Costs Total Costs $3.8B

Commissions $2.1B

>65%

Other Variable $0.4B

Fixed Costs $1.3B 35%

* 2009 adjusted CoS & SG&A exclude multi-state settlement accrual. See appendix for reconciliation of Non-GAAP to GAAP measures.

REVENUE GROWTH LEVERAGE

?35% fixed cost base, some inflation

?Modest revenue growth offsets fixed cost inflation

?Revenue growth key to margin expansion on fixed costs regardless of pricing changes

?Commissions variable: margin benefits of increased transaction volume offsetting pricing declines

CASH FLOW

Three years ended December 31, 2009

?High cash flow conversion

$4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

(in millions)

$2.6B

$3.6B

Net Income

Operating Cash Flow

CASH FLOW PRIORITIES

?Invest in business

Strategic, cash returns ?Acquisitions ?Return capital to shareholders

?Dividends ?Share repurchase

CASH FLOW UTILIZATION

Three years ended December 31, 2009

?Strong cash flow generation, significant portion returned to shareholders

s)

$4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

Other Sources

Option Proceeds

$4.2B

Operating Cash Flow

Net Income Cash Sources Cash Uses

$4.2B

Other Uses

CAPEX M&A

Share Repurchases

Dividends

STRONG BALANCE SHEET AND LIQUIDITY

$1.7B cash at June 30th, 2010

$3.3B debt outstanding as of June 30th, 2010

Nearest maturity: $0.7B due Nov-11

$1.5B undrawn revolver expires Sept-12

Capital structure and cash flow support A3/A- credit rating

Debt Maturity Schedule

© 2010 Western Union Holdings, Inc. All Rights Reserved

HIKMET ERSEK

Chief Executive Officer

Recap and Closing

Welcome Hosgeldiniz Willkommen

OUR VISION

Western Union: The Network and Brand for Moving Money

Focus on the underserved

COMPETITIVE ADVANTAGES

Unmatched global network Strong global brand Unique consumer relationships

Anti-Money Laundering (AML) and regulatory expertise Range of send and delivery options including cash and eChannels

STRATEGIC PRIORITIES

1	Grow Retail Channels
2	Expand Electronic Channels

3. Develop Product Portfolio

4	Improve Process and Productivity

MODEL FOR THE FUTURE

Service Categories

Business Model Channels “Funds In” “Consumers’ Choice”

Global Global Global Selective

Consumer Relationships

Channels “Funds Out” “Consumers’ Choice”

Retail

Electronic Channel

Consumer Database

Brand: Marketing, loyalty, preferences

Know-Your-Customer (KYC), Anti Money Laundering (AML), risk management

Retail

Electronic Channel

“Consumers’ Choice”

RECONCILIATION OF NON-GAAP

TO GAAP MEASURES

Western Union’s management believes the non-GAAP measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year reported amounts. All amounts for third quarter 2010 have been estimated. Final third quarter results will be released after market close on October 26, 2010.

year-over-year percentage change (unaudited)

Estimated

3Q09 4Q09 FY2009 1Q10 2Q10 3Q10

Consolidated Metrics

Revenue change, as reported (GAAP) (5)% 2% (4)% 3% 2% 1%

Foreign currency translation impact (a) 3% (3)% 3% (2)% 1% 2%

Revenue change, constant currency adjusted (2)% (1)% (1)% 1% 3% 3%

Consumer-to-Consumer Segment

Revenue change, as reported (GAAP) (5)% 2% (4)% 3% 1% 1%

Foreign currency translation impact (a) 2% (4)% 2% (3)% 1% 2%

Revenue change, constant currency adjusted (3)% (2)% (2)% 0% 2% 3%

Global Business Payments Segment

Revenue change, as reported (GAAP) (3)% 4% (4)% 4% 9% 4%

Exclusion of Custom House revenues impact (b) (4)% (13)% (4)% (14)% (17)% (11)%

Revenue change, excluding Custom House (7)% (9)% (8)% (10)% (8)% (7)%

2009 Adjusted (in billions) FY2009

Operating income, as reported (GAAP) $ 1.3

Reversal of settlement accrual (c) 0.1

Operating income, excluding settlement accrual $ 1.4

Selling, general and administrative, as reported (GAAP) $ 0.9

Reversal of settlement accrual (c) (0.1)

Selling, general, and administrative, excluding settlement accrual $ 0.8

Non-GAAP related notes:

(a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.

(b) Represents the incremental impact from the acquisition of Custom House on Global Business Payments segment revenue.

(c) Accrual for an agreement to resolve the Company’s disputes with the State of Arizona and certain other states and to fund a multi-state not-for-profit organization focused on border safety and security (“settlement accrual”). This item has been included in the selling, general and administrative expense line of the consolidated statements of income, and was not allocated to the segments.